SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

JULY 23, 2003

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida 33602

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (813) 228-4111

Item 9. Regulation FD Disclosure and Disclosure under Item 12—Results of Operations and Financial Condition

The following is furnished under Item 12 – Results of Operations and Financial Condition:

See the Press Release dated July 23, 2003, included as Exhibit 99.1 and incorporated herein by reference, reporting on TECO Energy, Inc.’s financial results for the three-month and six-month periods ended June 30, 2003. This press release, along with additional financial information, including unaudited financial statements and other financial data, is available at the Investor Relations section of TECO Energy’s web site at www.tecoenergy.com.

The press release furnished herewith contains references to non-GAAP net income from continuing operations that excludes the impact of certain non-cash charges recorded in the first and second quarters and contains a reconciliation of this measure from GAAP net income. The Company believes that the non-GAAP net income from continuing operations described above provides supplemental information useful to an evaluation of the Company’s ongoing operations.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECO Energy, Inc. (Registrant)

Dated: July 23, 2003	By:	/s/ G. L. GILLETTE
G. L. GILLETTE Senior Vice President—Finance and Chief Financial Officer (Principal Financial Officer)

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

99.1	Press Release dated July 23, 2003, reporting on TECO Energy, Inc.’s financial results for the three-month and six-month periods ended June 30, 2003.

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